                         SUPPLEMENT DATED JULY 1, 2001
                         TO THE NEW ENGLAND ZENITH FUND
                          PROSPECTUS DATED MAY 1, 2001

                   STATE STREET RESEARCH MONEY MARKET SERIES
               (FORMERLY, BACK BAY ADVISORS MONEY MARKET SERIES)

                    STATE STREET RESEARCH BOND INCOME SERIES
                (FORMERLY, BACK BAY ADVISORS BOND INCOME SERIES)

                            MFS TOTAL RETURN SERIES
                  (FORMERLY, BACK BAY ADVISORS MANAGED SERIES)

  Effective July 1, 2001, the name of Back Bay Advisors Money Market Series has changed to State Street Research Money Market Series ("Money Market"). The name of Back Bay Advisors Bond Income Series has changed to State Street Research Bond Income Series ("Bond Income"). The name of Back Bay Advisors Managed Series has changed to MFS Total Return Series ("Total Return"). State Street Research & Management Company has replaced Back Bay Advisors, L.P. as subadviser to Money Market and Bond Income. Massachusetts Financial Services Company ("MFS") has replaced Back Bay Advisors, L.P as subadviser to Total Return. All references to the former names of the above Series contained in the May 1, 2001 New England Zenith Fund prospectus (the "Prospectus") are changed to the Series' new names.

  Total Return's investment policies have also changed such that MFS will invest all of the Series' equity portfolio using a value style. Please see the Prospectus and "Investment Style Risk" on page 12 of this supplement for more information on value investing.

  This supplement contains revisions to information contained in the Prospectus pertaining to the above Series and you should only read this supplement along with the Prospectus.

 THE FOLLOWING REPLACES INFORMATION ABOUT BACK BAY ADVISORS MONEY MARKET SERIES
                        IN SECTION II OF THE PROSPECTUS:

                   STATE STREET RESEARCH MONEY MARKET SERIES

                                    CLASS A
                                    CLASS B

INVESTMENT OBJECTIVE

The investment objective of the State Street Research Money Market Series ("Money Market") is a high level of current income consistent with preservation of capital.

PRINCIPAL INVESTMENT STRATEGIES

State Street Research & Management Company ("State Street Research") invests Money Market's assets in a managed portfolio of MONEY MARKET INSTRUMENTS. The Series may invest in the highest quality, short-term money market instruments or in U.S. government securities. The Series may invest all of its assets in any one type of security. The Series may invest in COMMERCIAL PAPER and ASSET-BACKED SECURITIES, including those issued in Rule 144A and other private placement transactions. The Series also may invest in U.S. dollar-denominated securities of Canadian issuers and in obligations of foreign banks and foreign branches of U.S. banks. (Obligations of U.S. branches of foreign banks are not considered foreign securities.)

PRINCIPAL INVESTMENT RISKS

AN INVESTMENT IN MONEY MARKET IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH MONEY MARKET SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $100.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN MONEY MARKET.

Factors that could harm the investment performance of Money Market include:

  . A general decline in U.S. or foreign fixed-income security markets.

  . Poor performance of individual money market instruments held by Money
    Market, which may be due to interest rate risk or credit risk.

  . The risks associated with investments in foreign securities, which may be subject to less regulation and additional regional, national and currency risk. The risks of foreign investing are discussed more fully in Section III.

A money market fund is a type of mutual fund that only invests in certain types of high quality securities with short maturities. These securities are sometimes referred to as MONEY MARKET INSTRUMENTS. Please see Section III for more information on money market instruments.

COMMERCIAL PAPER is a kind of money market instrument issued to raise money for short-term purposes. Commercial paper may be issued by corporations to raise cash for their short-term, day-to-day, operational needs. Asset-backed commercial paper may be issued by intermediate trusts or similar entities that form pools of credit-card receivables or other assets used to back the commercial paper. Corporate or asset-backed commercial paper and other ASSET-BACKED SECURITIES are traded primarily among institutions.

ASSET-BACKED SECURITIES are bonds and notes backed by certain assets, such as anticipated car loan or credit card payments.

 THE FOLLOWING REPLACES INFORMATION ABOUT BACK BAY ADVISORS MONEY MARKET SERIES
                       IN SECTION III OF THE PROSPECTUS:

                   STATE STREET RESEARCH MONEY MARKET SERIES

PRINCIPAL INVESTMENT STRATEGIES

State Street Research invests Money Market's assets in a managed portfolio of money market instruments. The Series may invest in the highest quality, short-term money market instruments or in U.S. government securities. The Series may invest all of its assets in any one type of security. The Series may invest in commercial paper and asset-backed securities, including those issued in Rule 144A and other private placement transactions. The Series also may invest in U.S. dollar-denominated securities of Canadian issuers and in obligations of foreign banks and foreign branches of U.S. banks. (Obligations of U.S. branches of foreign banks are not considered foreign securities.)

 Investment Selection

Money Market invests in short-term U.S. government securities and corporate and asset-backed securities rated in the highest rating category by Standard & Poor's and Moody's or any two other nationally recognized rating services (or by one rating service if only one such rating service has rated the security). Money Market may also invest in unrated securities, if they are determined by State Street Research to be of comparable quality. Such securities include short term corporate debt securities such as commercial paper, master demand notes, and asset-backed securities; securities issued or guaranteed as to principal and interest by the U.S. government, its agencies or instrumentalities; and bank certificates of deposit and banker's acceptances.

The dollar-weighted average portfolio maturity of the fund may not exceed 90 days.

PRINCIPAL INVESTMENT RISKS

 Fixed-income Securities

Because of the short maturity and high credit quality of money market instruments, the risks associated with these instruments is generally lower than the risks associated with other fixed-income securities

Fixed-income securities involve both CREDIT RISK and MARKET RISK, which includes INTEREST RATE RISK. Some fixed-income securities also involve the risk that an issuer will repay the principal or repurchase the security before it matures. If this happens, the holder will no longer receive any interest on that security. The holder could buy another security, but that other security might pay a lower interest rate. Also, if the holder paid a PREMIUM when it bought the security, the holder may receive less from the issuer than it paid for the security.

Rule144A and other Private Placement Securities. The Series may purchase Rule 144A and other private placement securities. Since trading in these securities is limited primarily to institutional investors, such securities may be illiquid, that is, difficult to sell at a desired time and price, due to a limited market. The Series may not, however, purchase any security if, as a result, more than 10% of the Series' net assets would be invested in securities considered to be illiquid by State Street Research.

 Foreign Securities

In addition to the risks associated with fixed-income securities generally, foreign securities present additional risks.

Regulation and Access to Information. Changes in foreign countries' laws may harm the performance and liquidity of the Series' investments in those countries. Additionally, many countries have less stringent financial reporting requirements than the United States, so it may be difficult to obtain information to evaluate the business potential of foreign issuers.

Regional and National Risk. News and events unique to particular regions and foreign countries will affect non-U.S. markets and issuers. These same events may not affect the U.S. economy or similar issuers located in the United States in the same manner. As a result, movements in the prices of foreign securities may not correlate with the prices of U.S. securities.

PORTFOLIO MANAGEMENT

As of December 31, 2000, State Street Research managed approximately $53 billion in assets. State Street Research is located at One Financial Center, Boston, Massachusetts 02111.

During the year ended December 31, 2000, Money Market paid 0.35% of its average net assets in investment advisory fees.

CREDIT RISK is the risk that the security's issuer will not pay the interest, dividends or principal that it has promised to pay.

MARKET RISK is the risk that the value of the security will fall because of changes in market rates of interest or other factors.

INTEREST RATE RISK reflects the fact that the values of fixed- income securities tend to fall as interest rates rise. When interest rates go down, interest earned on fixed- income securities will tend to decline.

Some securities pay a higher interest rate than the current market rate. An investor may have to pay more than the security's principal to compensate the seller for the value of the higher interest rate. This additional payment is a PREMIUM.

 THE FOLLOWING REPLACES INFORMATION ABOUT BACK BAY ADVISORS BOND INCOME SERIES
                        IN SECTION II OF THE PROSPECTUS:

                    STATE STREET RESEARCH BOND INCOME SERIES

                                    CLASS A
                                    CLASS B

INVESTMENT OBJECTIVE

The investment objective of the State Street Research Bond Income Series ("Bond Income") is a competitive total return primarily from investing in fixed-income securities.

PRINCIPAL INVESTMENT STRATEGIES

State Street Research & Management Company ("State Street Research") invests Bond Income's assets primarily in INVESTMENT GRADE fixed-income securities, including obligations of the U.S. Treasury or any U.S. government agency, mortgage-backed and ASSET-BACKED SECURITIES, corporate debt securities of U.S. and foreign issuers, corporate debt and cash equivalents. Additionally, the Series may invest in Rule 144A and other private placement securities.

Bond Income may also invest up to 30% of its total assets in a combination of
(i) non-U.S. dollar-denominated securities (not exceeding 20% of the Series' total assets); (ii) lower quality, HIGH YIELD SECURITIES (not exceeding 20% of the Series total assets) and (iii) securities of issuers located in developing or emerging market countries (not exceeding 10% of the Series' total assets). (Securities purchased by the Series within the 10% limit in clause (iii) will not be counted toward the limits in clauses (i) or (ii), but will be counted toward the preceding 30% limit.)

In addition to bonds, Bond Income's high yield securities may include convertible bonds, convertible preferred stocks, and warrants and other securities attached to bonds or other fixed income securities.

PRINCIPAL INVESTMENT RISKS

Investing in Bond Income involves risks. Bond Income may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of Bond Income include:

  . A general decline in U.S. or foreign fixed-income security markets.

  . Poor performance of individual fixed-income securities held by Bond
    Income, which may be due to interest rate risk or credit risk.

  . The risks associated with investments in foreign securities. Foreign securities may be subject to less regulation and additional regional, national and currency risk. These risks are increased for emerging market securities. The risks of foreign investing are discussed more fully in
    Section III.

ASSET-BACKED SECURITIES are bonds and notes backed by certain assets, such as anticipated car loan or credit card payments.

INVESTMENT GRADE: Moody's and Standard & Poor's are rating agencies that assign a "credit rating" to fixed-income securities and issuers based on the agency's evaluation of the risk that the issuer will default on its obligations. Securities or issuers that earn one of the top four ratings from Moody's or Standard & Poor's are considered "investment grade." In this Prospectus, unrated securities that, in the subadviser's judgment, are of similar quality to other securities rated investment grade are also referred to as investment grade.

Fixed-income securities that are below investment grade quality are referred to as HIGH YIELD SECURITIES (commonly known as "junk bonds"). High yield securities are typically riskier than investment grade securities.

 THE FOLLOWING REPLACES INFORMATION ABOUT BACK BAY ADVISORS BOND INCOME SERIES
                       IN SECTION III OF THE PROSPECTUS:

                    STATE STREET RESEARCH BOND INCOME SERIES

PRINCIPAL INVESTMENT STRATEGIES

State Street Research invests Bond Income's assets primarily in investment grade fixed-income securities, including obligations of the U.S. Treasury or any U.S. government agency, mortgage-backed and asset-backed securities, corporate debt securities of U.S. and foreign issuers, corporate debt and cash equivalents. Additionally, the Series may invest in Rule 144A and other private placement securities.

Bond Income may also invest up to 30% of its total assets in a combination of
(i) non-U.S. dollar-denominated securities (not exceeding 20% of the Series' total assets); (ii) lower quality, high yield securities (not exceeding 20% of the Series, total assets) and (iii) securities of issuers located in developing or emerging market countries (not exceeding 10% of the Series' total assets). (Securities purchased by the Series within the 10% limit in clause (iii) will not be counted toward the limits in clauses (i) or (ii), but will be counted toward the preceding 30% limit.)

In addition to bonds, Bond Income's high yield securities may include convertible bonds, convertible preferred stocks, and warrants and other securities attached to bonds or other fixed income securities.

The Series may use FUTURES CONTRACTS, options, swaps and other derivatives to attempt to reduce the interest rate or currency risk of the Series or to adjust the Series' DURATION.

The Series may also invest in payment-in-kind securities, structured securities, when-issued securities, and zero coupon bonds.

 Investment Selection

State Street Research establishes duration targets based on economic and monetary factors affecting interest rates and bond market returns. State Street Research also allocates the Series' investments among bond market sectors (such as U.S. Treasury securities, U.S. government agency securities, mortgage-backed or asset-backed securities, and corporate debt securities) based upon its evaluation of the relative price and yield attractiveness of the various sectors. State Street Research also decides how the Series' portfolio should be positioned along the yield curve by selecting securities in certain maturity ranges based upon the relative price and yield attractiveness of those maturities. When selecting particular fixed income securities that will satisfy the desired duration, yield curve positioning and sector weighting for the overall portfolio, State Street Research relies primarily on its own research regarding the credit quality, yield characteristics and interest rate sensitivity of individual securities.

DURATION is an estimate of how much a bond fund's share price will fluctuate in response to a change in interest rates. To see how the price could shift, multiply the Series' duration by the change in rates. If interest rates rise by one percentage point, the share price of a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the fund's share price would rise by 5%.

A FUTURES CONTRACT is an obligation to buy or sell an asset on a specified future date or an obligation to pay or receive money based on the value of some securities index or currency or interest rate on a specified future date. Typically, futures contracts are traded on an exchange (rather than entered into between two parties). Futures contracts are one kind of DERIVATIVE.


A DERIVATIVE is a financial instrument whose value is based on (derived from) changes in the value of something else, such as a currency, an interest rate or a security.

Although Bond Income does not generally seek to eliminate all foreign currency risk, it may at times use foreign currencies, forward currency contracts and currency-related derivative instruments, including cross-hedging techniques, to hedge some or all of its foreign currency exposure.

State Street Research monitors and adjusts the Series' investments to maintain a duration generally within 1 1/2 years of the Lehman Brothers Aggregate Bond Index.

PRINCIPAL INVESTMENT RISKS

 Fixed-income Securities

Fixed-income securities involve both CREDIT RISK and MARKET RISK, which includes INTEREST RATE RISK. Some fixed-income securities also involve the risk than an issuer will repay the principal or repurchase the security before it matures. If this happens, the holder will no longer receive any interest on that security. The holder could buy another security, but that other security might pay a lower interest rate. Also, if the holder paid a PREMIUM when it bought the security, the holder may receive less from the issuer than it paid for the security.

 High Yield Securities

High yield securities have a higher credit risk and market risk than investment grade fixed-income securities. Issuers could have high credit risk for many reasons, including problems with product development or distribution, reductions in market share or overall sales, competition in their markets or a high degree of LEVERAGE. High yield securities have higher market risk for a variety of reasons, including greater sensitivity to interest rate changes and economic downturns, and the difficulty some issuers may have when trying to obtain additional financing. Also, high yield securities may be difficult to value, and if other investors believe that a certain issuer's securities are overvalued, the holder may be unable to sell those securities for what it believes is an adequate price.

 Foreign Securities

In addition to the risks associated with fixed-income securities generally, foreign securities present additional risks.

Regulation and Access to Information. Changes in foreign countries' laws may harm the performance and liquidity of the Series' investments in those countries. Additionally, many countries have less stringent financial reporting requirements than the United States, so it may be difficult to obtain information to evaluate the business potential of foreign issuers.

Regional and National Risk. News and events unique to particular regions and foreign countries will affect non-U.S. markets and issuers. These same events may not affect the U.S. economy or similar issuers located in the United States in the same manner. As a result, movements in the prices of foreign securities may not correlate with the prices of U.S. securities.

Emerging Markets. Bond Income may invest in emerging markets, which are generally located in the Asia-Pacific Region, Eastern Europe, Latin and South America and Africa. In addition

CREDIT RISK is the risk that the security's issuer will not pay the interest, dividends or principal that it has promised to pay.

MARKET RISK is the risk that the value of the security will fall because of changes in market rates of interest or other factors.

INTEREST RATE RISK reflects the fact that the values of fixed-income securities tend to fall as interest rates rise. When interest rates go down, interest earned on fixed-income securities will tend to decline.

Some securities pay a higher interest rate than the current market rate. An investor may have to pay more than the security's principal to compensate the seller for the value of the higher interest rate. This additional payment is a PREMIUM.

LEVERAGE in this context is a measure of how much a company has borrowed in relation to its shareholders' equity.

to the risks of foreign securities described above (which are potentially greater for emerging markets securities than for other foreign securities), emerging markets securities may be subject to other risks, including increased risks of reduced liquidity, high inflation rates, political uncertainty, high administrative and regulatory costs, repatriation of income and less advantageous investment terms relative to foreign nationals.

Currency Risk. As many investments in foreign countries are denominated in foreign currencies, changes in the value of those countries' currencies relative to the U.S. dollar may affect the value of those investments. These changes may occur in response to events unrelated to the value of the security in the issuer's home country. State Street Research may use certain techniques, such as FORWARD CONTRACTS or futures contracts, to manage these risks. Although State Street Research does not generally seek to eliminate all foreign currency risk, it may at times use foreign currencies, forward currency contracts and currency-related derivative instruments, including cross-hedging techniques, to hedge some or all of the Series' foreign currency exposure. However, State Street Research cannot assure that these techniques will be effective.

 Other Risks

Rule 144A and other Private Placement Securities. The Series may purchase Rule 144A and other private placement securities. Since trading in these securities is limited primarily to institutional investors, such securities may be illiquid, that is, difficult to sell at a desired time and price, due to a limited market. The Series may not, however, purchase any security if, as a result, more than 15% of the Series' net assets would be invested in securities considered to be illiquid by State Street Research.

Payment-in-Kind (PIK) Securities. The Series may invest in payment-in-kind securities, such as bonds paying current interest payments in additional bonds instead of cash. Because PIKs do not pay current interest in cash, their values may fluctuate more widely in response to interest rate changes than do the values of ordinary bonds.

Structured Securities. The Series may invest in structured securities, which are securities issued by an entity holding underlying instruments producing cash flows. The cash flows of the underlying instruments may be apportioned among classes of structured securities to create securities with different investment characteristics. Other types of structured securities may be linked by a formula to the price of an underlying instrument. These types of structured securities are generally more volatile than direct investments in their underlying instruments.

When-issued Securities. The Series may invest in securities prior to their date of issue. These securities could fall in value by the time they are actually issued, which may be any time from a few days to over a year.

Zero (or Step) Coupons. The Series may invest in zero coupon securities. A zero coupon security is a debt security that is

A FORWARD CONTRACT is an agreement to buy or sell securities or currencies on a specified future date at a specific price.

purchased and traded at a discount to its face value because it pays no interest for some or all of its life. Interest, however, is reported as income to the Series and the Series is required to distribute to shareholders an amount equal to the amount reported. Those distributions may force the Series to liquidate portfolio securities at a disadvantageous time. These securities involve special credit and duration risks, as their value could decline substantially by the time interest is actually paid, which may be at any time from a few days to a number of years.

Warrants. The Series may invest in warrants and other equity securities attached to high yield bonds and other fixed income securities. Warrants are rights to purchase securities at specific prices valid for a specific period of time. A warrant's price will normally fluctuate in the same direction as the prices of its underlying securities, but may have substantially more volatility. Warrant holders receive no dividends and have no voting rights with respect to the underlying security.

Asset-backed Securities. The Series may invest in asset-backed securities, which represent interests in pools of debt (including interests in pools of debt other than mortgage notes), such as credit card accounts. The principal risks of asset-backed securities are that payments may be made more slowly, and rates of default may be higher, than expected on the underlying obligations. In addition, because some of these securities are new or complex, unanticipated problems may affect their value or liquidity.

Convertible Securities. The Series may invest in convertible securities, which are fixed-income securities that may later convert to an underlying equity security. Prior to conversion, convertible securities have the same general characteristics as other fixed-income securities, and the price of a convertible security will normally fluctuate in response to interest rates and other factors bearing on the price of fixed-income securities when the price of the underlying equity security is less than the conversion price ("out of the money"). When the price of the underlying equity security is greater than the conversion price ("in the money"), the value of the convertible security will normally tend to fluctuate to a greater extent in conjunction with the price of the underlying equity security.

New Securities. The Series may invest in newly developed types of securities and related instruments that have characteristics similar to other fixed-income investments, are being traded through the institutional trading desks of broker-dealers and asset managers, and have attributes and risk profiles consistent with the Series' objective and strategies.

PORTFOLIO MANAGEMENT

As of December 31, 2000, State Street Research managed approximately $53 billion in assets. Street Research is located at One Financial Center, Boston, Massachusetts 02111.

Daniel R. Strelow has been responsible for the day-to-day management of the portfolio of the Series since July, 2001. Mr. Strelow is an Executive Vice President of State Street Research and has been a member of the fixed-income department since 1988.

During the year ended December 31, 2000, Bond Income paid 0.40% of its average net assets in investment advisory fees.

  THE FOLLOWING REPLACES INFORMATION ABOUT BACK BAY ADVISORS MANAGED SERIES IN
                         SECTION II OF THE PROSPECTUS:

                            MFS TOTAL RETURN SERIES

                                    CLASS A

INVESTMENT OBJECTIVE

The investment objective of the MFS Total Return Series ("Total Return") is a favorable total return through investment in a diversified portfolio.

PRINCIPAL INVESTMENT STRATEGIES

Massachusetts Financial Services Company ("MFS") normally invests at least 40%, but not more than 75%, of Total Return's net assets in common stocks and related securities (referred to as "equity securities"), such as preferred stock and bonds, warrants or rights convertible into stock. The Series may also invest in depositary receipts for such equity securities. The Series may vary the percentage of its assets invested in any one type of security (within the limits described above) in accordance with MFS's interpretation of economic and money market conditions, fiscal and monetary policy, and security values. The Series focuses on undervalued equity securities issued by companies with large market capitalizations ($5 billion or more). Total Return may invest in fixed income securities such as corporate bonds, U.S. government securities, mortgage-backed securities and asset-backed securities. The Series normally invests at least 25% its net assets in non-convertible fixed-income securities. The fixed income portion of the Series' portfolio invests primarily in INVESTMENT GRADE fixed income securities, but the Series may invest up to 20% of its net assets in lower quality, HIGH YIELD SECURITIES. Consistent with the principal investment strategies above, the Series may invest up to 20% of its net assets in foreign securities.

PRINCIPAL INVESTMENT RISKS

Investing in Total Return involves risks. The Series may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Series include:

  .  A general decline in U.S. or foreign equity or fixed-income markets.

  . Poor performance of individual equity securities held by Total Return or of large capitalization stocks in general.




INVESTMENT GRADE: Moody's and Standard & Poor's are rating agencies that assign a "credit rating" to fixed-income securities and issuers based on the agency's evaluation of the risk that the issuer will default on its obligations. Securities or issuers that earn one of the top four ratings from Moody's or Standard & Poor's are considered "investment grade." In this Prospectus, unrated securities that, in the subadviser's judgment, are of similar quality to other securities rated investment grade are also referred to as investment grade.

Fixed-income securities that are below investment grade quality are referred to as HIGH YIELD SECURITIES (commonly known as "junk bonds"). High yield securities are typically riskier than investment grade securities.

  . Poor performance of fixed-income securities held by Total Return, which may be due to interest rate risk or credit risk.

  . Poor performance of equity securities relative to fixed-income securities when MFS emphasizes investment in equity securities, or poor performance of fixed-income securities relative to equity securities when MFS invests relatively more of the of the Series' assets in fixed income securities.

  .  Potentially rapid price changes (volatility) of equity securities.

  .  The risks associated with investments in foreign securities.

  . Foreign securities may be subject to less regulation and additional regional, national and currency risk. The risks of foreign investing are more fully described in Section III.

  THE FOLLOWING REPLACES INFORMATION ABOUT BACK BAY ADVISORS MANAGED SERIES IN
                         SECTION III OF THE PROSPECTUS:

                            MFS TOTAL RETURN SERIES

PRINCIPAL INVESTMENT STRATEGIES

MFS normally invests at least 40%, but not more than 75%, of Total Return's net assets in common stocks and related securities (referred to as "equity securities"), such as preferred stock and bonds, warrants or rights convertible into stock. The Series may also invest in depositary receipts for such equity securities. The Series may vary the percentage of its assets invested in any one type of security (within the limits described above) in accordance with MFS's interpretation of economic and money market conditions, fiscal and monetary policy, and security values. The Series focuses on undervalued equity securities issued by companies with large market capitalizations ($5 billion or more). Total Return may invest in fixed income securities such as corporate bonds, U.S. government securities, mortgage-backed securities and asset-backed securities. The Series normally invests at least 25% its net assets in non-convertible fixed-income securities. The fixed income portion of the Series' portfolio invests primarily in investment grade fixed income securities, but the Series may also invest up to 20% of its net assets in lower quality, high yield securities. Consistent with the principal investment strategies above, the Series may invest up to 20% of its net assets in foreign securities.

 Investment Selection

Equity Securities. Total Return will generally invest in equity securities of companies MFS believes are undervalued relative to their long-term potential due to a decline in the financial markets, poor economic conditions generally, developments in the issuer's industry, or because the market has simply overlooked them. Undervalued equity securities generally have relatively lower price-to-book, price-to-sales and/or price-to-earnings ratios. MFS uses a bottom-up investment style in managing the equity portion of the Series. This means that securities are selected based upon the earnings, cash flows, competitive position and management abilities of the issuer.

Fixed-Income Securities. In selecting fixed income investments for the series, MFS considers the view of its large group of fixed-income portfolio managers and research analysts. This group periodically assesses the three-month total return outlook for various segments of the fixed- income markets. In assessing the credit quality of fixed-income securities, MFS does not rely solely on the credit ratings assigned by credit rating agencies, but also performs its own independent credit analysis.

PRINCIPAL INVESTMENT RISKS

 Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).

Investment Style Risk. The price of value stocks may fall, or simply may not increase very much, if the market does not agree with the subadviser's view of the value of the stock. Value stocks may not perform as well as growth stocks or as the stock market in general.

Market Capitalization. The stocks of large capitalization companies do not always have as much growth potential as smaller and medium capitalization stocks.

 Fixed-income Securities

Fixed-income securities involve both CREDIT RISK and MARKET RISK, which includes INTEREST RATE RISK. Some fixed-income securities also involve the risk than an issuer will repay the principal or repurchase the security before it matures. Some fixed-income securities also involve the risk that an issuer will repay the principal or repurchase the security before it matures. If this happens, the holder will no longer receive any interest on that security. The holder could buy another security, but that other security might pay a lower interest rate. Also, if the holder paid a PREMIUM when it bought the security, the holder may receive less from the issuer than it paid for the security.

 High Yield Securities

High yield debt has a higher credit risk and market risk than investment grade fixed-income securities. Issuers could have high credit risk for many reasons, including problems with product development, distribution or competition in their markets or a high degree of LEVERAGE. High yield securities have higher market risk for a variety of reasons, including greater sensitivity to interest rate changes and economic downturns, and the difficulty some issuers may have when trying to obtain additional financing. Also, high yield securities may be difficult to value, and if other investors believe that a certain issuer's securities are overvalued, the holder may be unable to sell those securities for what it believes is an adequate price.

 Foreign Securities

In addition to the risks associated with securities generally, foreign securities present additional risks.






CREDIT RISK is the risk that the security's issuer will not pay the interest, dividends or principal that it has promised to pay.

MARKET RISK is the risk that the value of the security will fall because of changes in market rates of interest or other factors.

INTEREST RATE RISK reflects the fact that the values of fixed-income securities tend to fall as interest rates rise. When interest rates go down, interest earned on fixed-income securities will tend to decline.

Some securities pay a higher interest rate than the current market rate. An investor may have to pay more than the security's principal to compensate the seller for the value of the higher interest rate. This additional payment is called a PREMIUM.

LEVERAGE in this context is a measure of how much a company has borrowed in relation to its shareholders' equity.

Regulation and Access to Information. Changes in foreign countries' laws may harm the performance and liquidity of the Series' investments in those countries. Additionally, many countries have less stringent financial reporting requirements than the United States, so it may be difficult to obtain information to evaluate the business potential of foreign issuers.

Regional and National Risk. News and events unique to particular regions and foreign countries will affect non-U.S. markets and issuers. These same events may not affect the U.S. economy or similar issuers located in the United States in the same manner. As a result, movements in the prices of foreign securities may not correlate with the prices of U.S. securities.

Currency Risk. As many investments in foreign countries are denominated in foreign currencies, changes in the value of those countries' currencies relative to the U.S. dollar may affect the value of those investments. These changes may occur in response to events unrelated to the value of the security in the issuer's home country. MFS may use certain techniques, such as FORWARD CONTRACTS or FUTURES CONTRACTS, to manage these risks. However, MFS cannot assure that these techniques will be effective.

PORTFOLIO MANAGEMENT

As of December 31, 2000, MFS managed approximately $141 billion in assets worldwide. MFS is located at 500 Boylston Street, Boston, Massachusetts 02116.

The Series' portfolio management team is headed by David M. Calabro, a Senior Vice President of MFS. Mr. Calabro has been employed in the investment management area of MFS since 1992. He is also a manager of the equity portion of the Series' portfolio. The other managers of the portfolio's equity portion are Constantinos G. Mokas, Lisa B. Nurme and Kenneth J. Enright, who are all Senior Vice Presidents at MFS. Mr. Mokas has been employed in the investment management area of MFS since 1990; Ms. Nurme, since 1987; and Mr. Enright, since 1986.

David S. Kennedy, a Senior Vice President of MFS, is the manager of the fixed income portion of the Series. Mr. Kennedy has been employed in the investment management area of MFS since June 2000. Prior to joining MFS, Mr. Kennedy was a fixed income portfolio manager and research analyst with Harbor Capital Management Company.

During the year ended December 31, 2000, Total Return paid 0.50% of its average net assets in investment advisory fees.



A FORWARD CONTRACT is an agreement to buy or sell securities or currencies on a specified future date at a specific price.

A FUTURES CONTRACT is an obligation to buy or sell an asset on a specified future date, or to pay or receive money based on the value of some securities index or currency or interest rate on a specified future date. Typically, futures contracts are traded on an exchange (rather than entered into between two parties). Futures contracts are one kind of DERIVATIVE.

A DERIVATIVE is a security, the value of which is based on (derived from) the movement of an underlying instrument. This instrument could be the price of another security or other asset or an interest rate, among other things.

                         SUPPLEMENT DATED JULY 1, 2001
                        TO THE NEW ENGLAND ZENITH FUND
                      STATEMENT OF ADDITIONAL INFORMATION
                               DATED MAY 1, 2001

                   STATE STREET RESEARCH MONEY MARKET SERIES
               (FORMERLY, BACK BAY ADVISORS MONEY MARKET SERIES)

                   STATE STREET RESEARCH BOND INCOME SERIES
                 (FORMERLY, BACK ADVISORS BOND INCOME SERIES)

                            MFS TOTAL RETURN SERIES
                 (FORMERLY, BACK BAY ADVISORS MANAGED SERIES)


     Effective July 1, 2001, the name of Back Bay Advisors Money Market Series has changed to State Street Research Money Market Series ("Money Market"). The name of Back Bay Advisors Bond Income Series has changed to State Street Research Bond Income Series ("Bond Income"). The name of Back Bay Advisors Managed Series has changed to MFS Total Return Series ("Total Return"). State Street Research & Management Company ("State Street Research") has replaced Back Bay Advisors, L.P. as subadviser to Money Market and Bond Income. Massachusetts Financial Services Company ("MFS") has replaced Back Bay Advisors, L.P. as subadviser to Total Return. All references to the former names of the above Series contained in the May 1, 2001 New England Zenith Fund Statement of Additional Information (the "SAI") are changed to the Series' new names.

     This supplement contains revisions to information contained in the SAI and should only be read along with the May 1, 2001 New England Zenith Fund Prospectus (the "Prospectus") and SAI.

I.  INVESTMENT OBJECTIVES AND POLICES

THE FOLLOWING REPLACES INFORMATION ABOUT THE OBJECTIVES AND POLICIES OF BACK BAY ADVISORS MONEY MARKET SERIES ON PAGE 10 OF THE SAI:

STATE STREET RESEARCH MONEY MARKET SERIES

     Money Market's investment objective is a high level of current income consistent with preservation of capital.

     For purposes of the New England Zenith Fund's fundamental investment restriction with respect to investments in any one industry, (1) Money Market's investments in securities issued by foreign governments are excluded and (2) asset-backed securities in which the Series invests are classified under separate industries based on the nature of the security's underlying assets, such as mortgages or credit card receivables.

     Money Market may elect to concentrate its investments in obligations of domestic banks, including certain U.S. branches and agencies of foreign banks and foreign branches of U.S. banks if the domestic parent would be unconditionally liable in the event that the foreign branch failed to pay on such instrument for any reason. Money Market may invest up to 25% of its total assets in obligations of foreign banks located abroad and obligations of foreign branches of domestic banks not having a guarantee of a U.S. bank.

     Money Market may invest up to 15% of its total assets in money market instruments of issuers organized and located in Canada, payable in U.S. dollars, subject to the diversification and other restrictions described in the Prospectus and SAI. Securities of such issuers guaranteed as to principal and interest by a U.S. parent and otherwise meeting applicable quality standards will not be included for purposes of calculating this 15% limitation.

     Investing in foreign branches of U.S. banks, U.S. branches of foreign banks, foreign branches of foreign banks, and U.S. agencies of foreign banks may involve risks. These risks may include future unfavorable political and economic developments, possible withholding or confiscatory taxes, seizure of foreign deposits, currency controls, interest limitations and other governmental restrictions that might affect payment of principal or interest, and possible difficulties pursing or enforcing claims against banks located outside the U.S. Additionally, foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards or other regulatory requirements and practices comparable to U.S. issuers, and there may be less public information available about foreign banks and their branches and agencies. See also "Foreign Securities" under "Investment Practices" on page 20 of the SAI.

     Money Market may lend securities it owns so long as such loans do not exceed 33 1/3% of the Series' total assets.

     See also "Money Market Instruments" under "Investment Practices" on page 12 of the SAI.

THE FOLLOWING REPLACES INFORMATION ABOUT THE OBJECTIVES AND POLICIES OF BACK BAY ADVISORS BOND INCOME SERIES ON PAGE 8 OF THE SAI:

STATE STREET RESEARCH BOND INCOME SERIES

     Bond Income's investment objective is a competitive total return primarily from investing in fixed-income securities.

     Bond Income may lend securities it owns so long as such loans do not exceed 33 1/3% of the Series' total assets.

THE FOLLOWING REPLACES INFORMATION ABOUT THE OBJECTIVES AND POLICES OF BACK BAY ADVISORS MANAGED SERIES ON PAGE 6 OF THE SAI:

MFS TOTAL RETURN SERIES

     Total Return's investment objective is a favorable total return through investment in a diversified portfolio.

     The Series may invest in dollar rolls, but will only enter into "covered" mortgage dollar-roll transactions, meaning that the Series segregates liquid securities equal in value to the securities it will repurchase and does not use these transactions as a form of leverage.

     The Series may lend securities it owns so long as such loans do not exceed 30% of the Series' net assets.

II.  INVESTMENT PRACTICES

THE SECTION ENTITLED "INVESTMENT PRACTICES" ON PAGE 12 OF THE SAI IS REVISED AS
FOLLOWS:

     In addition to the investment practices of Money Market currently disclosed in the SAI, Money Market may also invest in asset-backed securities, investment company securities, and when-issued securities.

     In addition to the investment practices of Bond Income currently disclosed in the SAI, Bond Income may also invest in equity securities, privately-issued mortgage securities, adjustable rate mortgage securities, stripped mortgage securities, asset-backed securities, zero coupon securities, real estate investment trusts, reverse repurchase agreements, dollar rolls, loan participations, swaps, caps, floors, collars, inverse floaters, structured notes, forward commitments, Eurodollar futures and options, capital securities, payment-in-kind securities ("PIKs"), warrants, indexed securities and Yankee bonds. Bond Income may also engage in short sales "against the box."

     In addition to the investment practices of Total Return currently disclosed in the SAI, Total Return may also invest in privately issued mortgage securities, adjustable rate mortgage securities, stripped mortgage securities, asset-backed securities, dollar rolls, swaps, caps, floors, collars, inverse floaters, Eurodollar futures and options, indexed securities, structured notes, PIKs and warrants.

The following is added to the general descriptions of investment practices:

Capital Securities: The Series listed above may invest in capital securities, which are securities issued by a trust having as its only assets junior subordinated debentures of a corporation, typically a bank holding company. This structure provides tax advantages to a bank holding company while generally providing investors a higher yield than is offered by investing directly in a bank holding company's subordinated debt.

Payment-in-Kind securities ("PIKs"): The Series listed above may invest in PIKs, which are debt obligations which provide that the issuer may, at its option, pay interest on such bonds in cash or in the form of additional debt obligations. Such investments benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of such cash. Such investments may experience greater volatility in market value than debt obligations which make regular payments of interest. A Series will accrue income on such investments for tax and accounting purposes, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the Series' distribution obligations.

Warrants: The Series listed above may invest in warrants, which are securities that give a Series the right to purchase equity securities from the issuer at a specific price (the "strike price") for a limited period of time. The strike price of warrants typically is much lower than the current market price of the underlying securities, yet they are subject to similar price fluctuations. As a result, warrants may be more volatile investments than the underlying securities and may offer greater potential for capital appreciation as well as capital loss. Warrants do not entitle a holder to dividends or voting rights with respect to the underlying securities and do not represent any rights in the assets of the issuing company. Also, the value of the warrant does not necessarily change with the value of the underlying securities and a warrant ceases to have value if it is not exercised prior to the expiration date. These factors can make warrants more speculative than other types of investments.

Indexed Securities: The Series listed above may purchase securities with principal and/or interest payments whose prices are indexed to the prices of other securities, securities indices, currencies, precious metals or other commodities, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic. The Series may also purchase indexed deposits with similar characteristics. Gold-indexed securities, for example, typically provide for a maturity value that depends on the price of gold, resulting in a security whose price tends to rise and fall together with gold prices. Currency-indexed securities typically are short-term to intermediate-term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies, and may offer higher yields than U.S. dollar denominated securities of equivalent issuers. Currency-indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified currency value increases, resulting in a security that performs similarly to a foreign-denominated instrument, or their maturity value may decline when foreign currencies increase, resulting in a security whose price characteristics are similar to a put on the underlying currency. Currency-indexed securities may also have prices that depend on the values of a number of different foreign currencies relative to each other. Certain indexed securities may expose the Series to the risk of loss of all or a portion of the principal amount of its investment and/or the interest that might otherwise have been earned on the amount invested.

     The performance of indexed securities depends to a great extent on the performance of the security, currency, or other instrument to which they are indexed, and may also be influenced by interest rate changes in the U.S. and abroad. At the same time, indexed securities are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer's creditworthiness deteriorates. Recent issuers of indexed securities have included banks, corporations, and certain U.S. Government-sponsored entities.

Yankee Bonds: The Series listed above may invest in Yankee bonds, which are bonds denominated in U.S. dollars and issued by foreign entities for sale in the United States. Yankee bonds are affected by interest rates in the U.S. and by the economic, political and other forces which impact the issuer locally.